Low Beta Tactical 500 Fund

(to be renamed LGM Risk Managed Total Return Fund)

Investor Class - LBTTX Institutional Class - LBETX

a series of Northern Lights Fund Trust IV

Supplement dated September 23, 2020

to the Fund’s Prospectus and Statement of Additional Information dated September 30, 2019

Important Notice Regarding Change in Name and Investment Objective

Effective on or about September 30, 2020, the name of Low Beta Tactical 500 Fund (the “Fund”) name will change to LGM Risk Managed Total Return Fund. The Fund’s objective will change from

“The Fund’s objective seeks to provide total returns in the S&P 500 Index with lower volatility than the Index.”

to the following investment objective:

“The Fund seeks to provide total return from capital appreciation and income with lower volatility than the S&P 500 Index, with a secondary objective of limiting risk during unfavorable or declining market conditions.”

This change requires revisions to the Fund’s Prospectus and Statement of Additional Information that are subject to review by the Securities and Exchange Commission. A revised Prospectus will be provided to you when the changes are effective.

Conversion of Investor Class Shares into Institutional Class Shares

On September 22, 2020, the Board of Trustees of Northern Lights Fund Trust IV (the “Board”) approved the conversion (the “Conversion”) of all outstanding Investor Class Shares of the Fund“” to Institutional Class shares of the Fund on September 24, 2020 (the “Conversion Date”). On the Conversion Date, each holder of Investor Class shares will receive a number of Institutional Class shares equal in value to the Investor Class shares owned by that shareholder.

Investor Class shareholders who become Institutional Class shareholders as a result of the Conversion will maintain their investment in the Fund. The Institutional Class shares do not have Distribution and Service Plan pursuant to Rule 12b-1. The minimum initial investment in for Institutional Class shares is $50,000 and the minimum subsequent investment for is $100. The change in minimum initial investment will not impact existing shareholders. For more information regarding the Fund’s Institutional Class shares, including relevant sales charges, fees and expenses, please see the Fund’s Prospectus and SAI, each dated September 30, 2019.

The Conversion is not a taxable event for federal income tax purposes.

As of the Conversion Date, the Investor Class of the Fund will no longer be open to new investors.

All references to the Investor Class shares are removed from the Prospectus and SAI.

Change of Minimum Initial Investment for Institutional Class Shares

Effective August 3, 2020, the minimum initial investment for Institutional Class shares is $50,000 and the minimum subsequent investment is $1,000. The relevant disclosure on pages 3 and 8 of the Prospectus is updated accordingly.

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This Supplement and the Fund’s Prospectus and Statement of Additional Information dated September 30, 2019, provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling 1-844-655-9371.